Exhibit 99.1

TTM Technologies, Inc., Q1’21	Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

TTM Technologies, Inc. Reports Fiscal First Quarter 2021 Results

Santa Ana, CA – April 28, 2021– TTM Technologies, Inc. (NASDAQ:TTMI), a leading global printed circuit board (“PCB”) and radio frequency (“RF”) components and assemblies manufacturer, today reported results for the first quarter of fiscal 2021, which ended on March 29, 2021.

First Quarter 2021 Highlights

•	Net sales were $526.4 million

•	GAAP net loss of $3.2 million, or ($0.03) per diluted share

•	Non-GAAP net income was $25.3 million, or $0.23 per diluted share

•	Cash flow from operations was $41.1 million

•	Successful completion of $500 million Senior Notes offering at 4.0% due 2029, redemption of previously issued $375 million Senior Notes at 5.625% due 2025, and repayment of $40 million US ABL

First Quarter 2021 Financial Results

Net sales for the first quarter of 2021 were $526.4 million, compared to $497.6 million from continuing operations in the first quarter of 2020.

GAAP operating income from for the first quarter of 2021 was $19.8 million. This compares to GAAP operating income of $16.2 million from continuing operations in the first quarter of 2020.

GAAP net loss for the first quarter of 2021 was $3.2 million, inclusive of a $15.2 million of debt extinguishment related charges, or ($0.03) per diluted share, compared to net loss of $3.2 million, or ($0.03) per diluted share from continuing operations in the first quarter of 2020.

On a non-GAAP basis, net income for the first quarter of 2021 was $25.3 million, or $0.23 per diluted share. This compares to non-GAAP net income of $16.7 million, or $0.16 per diluted share from continuing operations in the first quarter of 2020.

Adjusted EBITDA in the first quarter of 2021 was $61.0 million, or 11.6 percent of net sales, compared to adjusted EBITDA of $60.2 million, or 12.1 percent of net sales, from continuing operations, in the first quarter of 2020.

“In the first quarter, TTM delivered revenue and non-GAAP earnings above the midpoint of the previously guided range despite significant challenges from COVID-19 and tight supply conditions for certain raw materials. The solid performance was driven by better than expected sales across all end markets led by strong year on year growth from the automotive and data center computing end markets,” said Tom Edman, CEO of TTM. “Additionally, strict financial discipline drove solid operating cash flow in the quarter. Our improved financial performance enabled us to issue $500 million of new Senior Notes at a lower interest rate and longer tenor than our previous Senior Notes which were redeemed. These achievements reflect the strategic changes made to strengthen TTM, particularly the divestiture of the volatile mobility business which normally caused weak seasonal results in the first half of the year.”

Business Outlook

TTM estimates that revenue for the second quarter of 2021 will be in the range of $525 million to $565 million, and non-GAAP net income will be in the range of $0.27 to $0.33 per diluted share.

TTM Technologies, Inc., Q1’21	Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss first quarter 2021 results and the second quarter 2021 outlook on Wednesday, April 28th, 2021 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

Telephone access is available by dialing domestic 800-367-2403 or international 334-777-6978 (ID 7087128). The conference call also will be webcast on TTM’s website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a leading global printed circuit board manufacturer, focusing on quick-turn and volume production of technologically advanced PCBs and backplane assemblies as well as a global designer and manufacturer of high-frequency radio frequency (RF) and microwave components and assemblies. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

The preliminary financial results included in this press release represent the most current information available to management. The company’s actual results when disclosed in its Form 10-Q may differ from these preliminary results as a result of the completion of the company’s financial closing procedures; final adjustments; completion of the review by the company’s independent registered accounting firm; and other developments that may arise between now and the disclosure of the final results. This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the impact of COVID-19, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products and raw materials used in TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full

TTM Technologies, Inc., Q1’21	Contact:
Sameer Desai,
Vice President, Corporate Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

With respect to the Company’s outlook for non-GAAP net income per diluted share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect a comparable measure calculated and presented in accordance with GAAP. Our expected non-GAAP net income per diluted share excludes primarily the future impact of restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on our future period net income per diluted share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP net income per diluted share to a comparable measure calculated and presented in accordance with GAAP is not available without unreasonable effort and has not been provided.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	First Quarter
	2021	2020
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$526,432	$497,646
Cost of goods sold	444,832	416,304

Gross profit	81,600	81,342

Operating expenses:
Selling and marketing	16,282	16,169
General and administrative	28,295	34,339
Research and development	4,470	4,762
Amortization of definite-lived intangibles	9,521	9,562
Restructuring charges	3,232	328

Total operating expenses	61,800	65,160

Operating income	19,800	16,182
Interest expense	(11,389)	(19,781)
Loss on extinguishment of debt	(15,217)	—
Other, net	2,507	2,502

Loss from continuing operations before income taxes	(4,299)	(1,097)
Income tax benefit (provision)	1,107	(2,123)

Net loss from continuing operations	(3,192)	(3,220)
Income from discontinued operations, net of income taxes	—	2,046

Net loss	$(3,192)	$(1,174)

(Loss) earnings per share:
Basic loss per share from continuing operations	$(0.03)	$(0.03)
Basic earnings per share from discontinued operations	—	0.02

Basic loss per share	$(0.03)	$(0.01)

Diluted loss per share from continuing operations	$(0.03)	$(0.03)
Diluted earnings per share from discontinued operations	—	0.02

Diluted loss per share	$(0.03)	$(0.01)

Weighted-average shares used in computing per share amounts:
Basic	106,825	105,686
Diluted	106,825	105,686

SELECTED BALANCE SHEET DATA

	March 29, 2021	December 28, 2020
Cash and cash equivalents, including restricted cash	$539,648	$451,565
Accounts and notes receivable, net	366,768	381,105
Contract assets	271,702	273,256
Inventories	121,124	115,651
Total current assets	1,332,639	1,248,758
Property, plant and equipment, net	651,194	650,435
Operating lease right of use asset	21,383	24,340
Other non-current assets	960,612	972,411
Total assets	2,965,828	2,895,944

Accounts payable	$336,739	$327,102
Total current liabilities	509,154	518,046
Debt, net of discount	926,128	842,853
Total long-term liabilities	1,014,207	933,889
Total equity	1,442,467	1,444,009
Total liabilities and equity	2,965,828	2,895,944

SUPPLEMENTAL DATA

	First Quarter
	2021	2020
Gross margin	15.5%	16.3%
Operating margin	3.8%	3.3%

End Market Breakdown, excludes Mobility:
	First Quarter
	2021	2020
Aerospace/Defense	35%	37%
Automotive	18%	14%
Data Center Computing	14%	12%
Medical/Industrial/Instrumentation	17%	19%
Networking/Communications	15%	17%
Other	1%	1%

Stock-based Compensation:
	First Quarter
	2021	2020
Amount included in:
Cost of goods sold	$1,165	$850
Selling and marketing	646	451
General and administrative	2,355	3,477
Research and development	43	57

Total stock-based compensation expense	$4,209	$4,835

Operating Segment Data:
	First Quarter
	2021	2020
Net sales:
PCB	$510,486	$474,002
RF&S	12,690	9,441
Other	3,256	14,203

Total net sales	$526,432	$497,646

Operating segment income:
PCB	$57,232	$60,238
RF&S	3,862	1,908
Corporate & Other	(30,389)	(35,019)

Total operating segment income	30,705	27,127
Amortization of definite-lived intangibles	(10,905)	(10,945)

Total operating income	19,800	16,182
Total other expense	(24,099)	(17,279)

Loss from continuing operations before income taxes	$(4,299)	$(1,097)

RECONCILIATIONS[1]

	First Quarter
	2021	2020
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit from continuing operations	$81,600	$81,342
Add back item:
Amortization of definite-lived intangibles	1,384	1,383
Stock-based compensation	1,165	850
Restructuring and other charges	254	—

Non-GAAP gross profit	$84,403	$83,575

Non-GAAP gross margin	16.0%	16.8%
Non-GAAP operating income reconciliation[3]:
GAAP operating income from continuing operations	$19,800	$16,182
Add back items:
Amortization of definite-lived intangibles	10,905	10,945
Stock-based compensation	4,209	4,835
(Gain) on sale of assets	(410)	—
Restructuring, acquisition-related, and other charges	3,285	1,596

Non-GAAP operating income	$37,789	$33,558

Non-GAAP operating margin	7.2%	6.7%
Non-GAAP net income and EPS reconciliation[4]:
GAAP net loss from continuing operations	$(3,192)	$(3,220)

Add back items:
Amortization of definite-lived intangibles	10,905	10,945
Stock-based compensation	4,209	4,835
Non-cash interest expense	537	3,553
(Gain) on sale of assets	(980)	(233)
Change in fair value of warrant liabilities	(172)	—
Loss on extinguishment of debt	15,217	—
Restructuring, acquisition-related, and other charges	3,285	1,596
Income taxes[5]	(4,551)	(816)

Non-GAAP net income	$25,258	$16,660

Non-GAAP earnings per diluted share	$0.23	$0.16
Non-GAAP diluted number of shares:
GAAP Diluted shares	106,825	105,686
Dilutive effect of Restricted Stock Units, Performance-based Restricted Stock Units, Stock Options	1,879	1,692

Non-GAAP diluted number of shares	108,704	107,378

Adjusted EBITDA reconciliation[6]:
GAAP net loss from continuing operations	$(3,192)	$(3,220)
Add back items:
Income tax (benefit) provision	(1,107)	2,123
Interest expense	11,389	19,781
Amortization of definite-lived intangibles	10,905	10,945
Depreciation expense	21,476	24,372
Stock-based compensation	4,209	4,835
(Gain) on sale of assets	(980)	(233)
Change in fair value of warrant liabilities	(172)	—
Loss on extinguishment of debt	15,217	—
Restructuring, acquisition-related, and other charges	3,285	1,596

Adjusted EBITDA	$61,030	$60,199

Adjusted EBITDA margin	11.6%	12.1%
Free cash flow reconciliation[7]:
Operating cash flow	$41,145	$6,627
Capital expenditures, net	(20,966)	(23,932)

Free cash flow	$20,179	$(17,305)

[1]

This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP EPS, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2]	Non-GAAP gross profit and gross margin measures exclude amortization of intangibles, stock-based compensation expense, and restructuring and other charges.
[3]

Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, restructuring, acquisition-related costs, and other charges.

[4]

This information provides non-GAAP net income and non-GAAP EPS, which are non-GAAP financial measures. Management believes that both measures – which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, change in fair value of warrant liabilities, loss on extinguishment of debt, restructuring, acquisition-related costs, and other charges as well as the associated tax impact of these charges and discrete tax items – provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

[5]	Income tax adjustments reflect the difference between income taxes based on a non-GAAP tax rate and a forecasted annual GAAP tax rate.
[6]

Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, change in fair value of warrant liabilities, loss on extinguishment of debt, restructuring, acquisition-related costs, and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

[7]	Free Cash Flow in 2020 has been restated to exclude the Mobility business which was sold in Q2 of 2020.